Exhibit 10.1
AGREEMENT AND AMENDMENT NO. 3
     THIS AGREEMENT AND AMENDMENT NO. 3 (this “Amendment”) is made as of September 30, 2011 by and among TIMEPAYMENT CORP, a Delaware corporation (the “Borrower”), SOVEREIGN BANK, as a Lender and as agent, and the other Lenders party hereto.
     WHEREAS, the parties hereto are parties to a certain Amended and Restated Credit Agreement, dated as of July 9, 2008 (as amended, supplemented, or restated from time to time, the “Credit Agreement”; terms defined in the Credit Agreement are used herein with the same meanings); and
     WHEREAS, the Borrower has requested that the Maturity Date under the Credit Agreement be extended and that the Lenders make certain other amendments to the Credit Agreement, and the Lenders are willing to do so on the terms and conditions hereafter set forth.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to the Credit Agreement.
          (a) The defined term “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Maturity Date. August 2, 2014.”
          (b) The defined term “Conversion Term Loan Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Conversion Term Loan Maturity Date. February 2, 2015.”
          (c) Section 2.5(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Each Revolving Credit Loan which is a Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus three quarters of one percent (0.75%) per annum, and the Conversion Term Loan, if it is a Base Rate Loan, shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus one and one quarter percent (1.25%) per annum, which rates shall change contemporaneously with any change in the Base Rate. Such interest shall be payable monthly in arrears on the first Business Day of each month.”

          (d) Section 2.5(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) Each Revolving Credit Loan which is a LIBOR Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the LIBOR Rate plus two and three quarters percent (2.75%) per annum, and the Conversion Term Loan, if it is a LIBOR Loan, shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the LIBOR Rate plus three and one quarter percent (3.25%) per annum. Such interest shall be payable monthly in arrears on the first Business Day of each month.
          (e) Section 2.6(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) The Borrower shall pay to the Agent for the benefit of the Lenders an unused line fee (the “Unused Fee”), computed on a daily basis and payable monthly in arrears on the first Business Day of each month, equal to three-eighths of one percent (0.375%) per annum of the excess of (i) the Total Commitment at the time over (ii) the Total Outstandings from time to time.”
          (f) Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Leverage Ratio. The Borrower shall not permit the Leverage Ratio at any time to exceed 3.50 to 1.00.”
     2. Effective Date. This Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:
          (a) The execution and delivery of this Amendment by the Lenders and the Borrower;
          (b) Each Lender shall have received a fee in the amount of five one-hundredths of one percent (0.05%) of its Commitment under the Credit Agreement, as amended;
          (c) No litigation, arbitration, proceeding or investigation shall be pending or threatened which questions the validity or legality of the transactions contemplated by any Loan Document or seeks a restraining order, injunction or damages in connection therewith, or which, in the judgment of the Agent, might adversely affect the transactions contemplated hereby or might have a Material Adverse Effect; and
          (d) The Borrower shall have paid to the Agent all fees to be paid (including pursuant to Section 2.6(c) of the Credit Agreement) on or prior to the date hereof.

     3. Representations. The Borrower represents and warrants to the Lenders as follows:
          (a) the representations and warranties contained in Section IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date;
          (b) immediately following the effectiveness of this Amendment, no Default will have occurred and be continuing;
          (c) the resolutions referred to in Section 3.1(a)(viii) of the Credit Agreement remain in full force and effect; and
     4. General. The amendments to the Credit Agreement contained herein are limited as provided herein and do not extend to any other provisions of the Credit Agreement not specified herein or to any other matter. The Credit Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.
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     IN WITNESS WHEREOF, this Agreement and Amendment No. 3 has been executed as a sealed instrument as of the date first set forth above.

TIMEPAYMENT CORP.		SOVEREIGN BANK, Individually and as Agent

By:		By:
	Name:		Name:
	Title:		Title:

BERKSHIRE BANK
By:
Name:
Title:

COMMERCE BANK & TRUST COMPANY
By:
Name:
Title:

PEOPLE’S UNITED BANK, SUCCESSOR IN INTEREST BY MERGER TO DANVERSBANK

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

[Signature Page to Agreement and Amendment No.3]